SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

Date of Report (Date of earliest event reported) May 30, 2000

                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-12957                        22-237286
(State or other jurisdiction       (Commission                    (IRS Employer
      of incorporation)           File Number)                   Identification)


                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (732) 980-4500


           ___________________________________________________________
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On May 30, 2000, Schering-Plough Corporation announced that the European Union's Commission of the European Communities has granted marketing authorization to PEGINTRON(TM) (peginterferon alfa-2b) as a once-weekly monotherapy for adult patients with chronic hepatitis C. PEGINTRON is a longer-acting form of Schering-Plough's INTRON(R) A (interferon alfa-2b, recombinant) Injection, developed using proprietary Enzon PEG-technology licensed to Schering-Plough.

     Commission approval of the centralized application of PEGINTRON results in a single Marketing Authorization with unified labeling that is immediately valid in all 15 EU-Member States. The Commission's decision follows the product's unanimous recommendation for approval in February 2000 by the EU's Committee for Proprietary Medicinal Products (CPMP) of the European Agency for the Evaluation of Medicinal Products (EMEA).

     PEGINTRON will be introduced upon receiving pricing approvals, where necessary, from individual EU countries.

     PEGINTRON is indicated as monotherapy in case of intolerance or contraindication to ribavirin for the treatment of adult patients with histologically proven chronic hepatitis C who have serum markers indicating virus replication e.g., those patients who have elevated transaminases (elevated enzyme levels indicating ongoing liver inflammation) without liver decompensation and who are positive for serum HCV-RNA (hepatitis C viral RNA) or anti-HCV (antibodies to hepatitis C virus).

     The approved labeling in the EU for PEGINTRON indicates that the optimal treatment for chronic hepatitis C is considered to be the administration of a combination of interferon alfa-2b with ribavirin. The safety and efficacy of the combination of PEGINTRON and ribavirin has not yet been documented.

     In addition to this European approval, Schering-Plough is conducting clinical trials for other therapeutic indications and seeking other marketing approvals for PEG-INTRON. Phase III clinical trials are on-going with PEG-INTRON in combination therapy with REBETOL(R) (Ribavirin, USP) for hepatitis C. In addition, PEG-INTRON is in Phase III clinical trials for two cancer indications, malignant melanoma and chronic myelogenous leukemia, as well as in early stage trials for various solid tumors. On December 23, 1999 Schering-Plough submitted a Biologics License Application to the U.S. Food and Drug Administration seeking marketing approval in the U.S. for PEG-INTRON as a once-weekly monotherapy for the treatment of chronic hepatitis C.

     Certain statements made herein related to potential government approvals, market potential, commercialization and sales revenues of medical products and biologics, as well as their therapeutic applications and outcomes, are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may differ materially from those set forth in these statements. In addition, the economic, competitive, governmental, technological and other factors identified in Enzon's filings with the Securities and Exchange Commission could affect such results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 6, 2000

           ENZON, INC.
     ----------------------
          (Registrant)


                                        By:  /s/ KENNETH J. ZUERBLIS
                                             -----------------------------------
                                             Kenneth J. Zuerblis
                                             Vice President,
                                             Finance and Chief Financial Officer



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